Exhibit 99.2

Proprietary and Confidential - Do not Distribute 1 EVgo Q3 2021 Earnings Call November 10, 2021 Nasdaq: EVGO | investors.evgo.com

Safe Harbor & Forward Looking Statements

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on management's current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to, express or implied statements regarding EVgo's future financial performance, revenues and capital expenditures, EVgo's expectation of acceleration in our business due to factors including a re-opening economy and increased EV adoption and expectations related to the effective deployment of chargers. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of EVgo's management and are not predictions of actual performance. There are a significant number of factors that could cause actual results to differ materially from the statements made in this presentation, including: changes or developments in the broader general market; ongoing impact from COVID-19 on our business, customers, and suppliers; macro political, economic, and business conditions; our limited operating history as a public company; our dependence on widespread adoption of EVs and increased installation of charging station; mechanisms surrounding energy and non-energy costs for our charging stations; the impact of governmental support and mandates that could reduce, modify, or eliminate financial incentives, rebates, and tax credits; supply chain interruptions; impediments to our expansion plans; the need to attract additional fleet operators as customers; potential adverse effects on our revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by us; the effects of competition; risks related to our dependence on our intellectual property; and risks that our technology could have undetected defects or errors. Additional risks and uncertainties that could affect our financial results are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of EVgo" in EVgo's registration statement on Form S-1 originally filed with the Securities and Exchange Commission (the "SEC") on July 20, 2021, as well as its other filings with the SEC, copies of which are available on EVgo's website at investors.evgo.com, and on the SEC's website at www.sec.gov. All forward-looking statements in this presentation are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

Use of Non-GAAP Financial Measures

To supplement EVgo's financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America ("GAAP"), EVgo uses certain non-GAAP financial measures. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EVgo uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. EVgo believes that these non-GAAP financial measures provide meaningful supplemental information regarding EVgo's performance by excluding certain items that may not be indicative of EVgo's recurring core business operating results. EVgo believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing EVgo's performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to EVgo's historical performance. EVgo believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by EVgo's institutional investors and the analyst community to help them analyze the health of EVgo's business.

Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures can be found in the tables included at the end of this presentation.

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Proprietary and Confidential - Do not Distribute Definitions of Non - GAAP Financial Measures This presentation includes the non - GAAP financial measures: “Adjusted COGS,” “Adjusted Gross Profit (Loss),” “Adjusted Gross Mar gin,” “EBITDA,” and “Adjusted EBITDA .” EVgo believes these measures are useful to investors in evaluating EVgo’s financial performance. In addition, EVgo uses these measures internally to establish forecasts, budgets, and operational goals to manage and monitor its business. EVgo believes that these non - GAAP financial measures help to depict a more realistic representation of the performance of the underlying business, enabling EVgo to evaluate and plan more effectively for the future. EVgo believes tha t i nvestors should have access to the same set of tools that its management uses in analyzing operating results. Adjusted COGS is defined as cost of goods sold before: (i) depreciation and ARO accretion, (ii) stock option expense, and (iii) other non - recurring expenses. Adjusted Gross Profit (Loss) is defined as Gross Profit (Loss) less : ( i ) depreciation and ARO accretion, (ii) stock option expense, and (iii) other non - recurring expenses. Adjusted Gross Margin is defined as Adjusted Gross Profit (Loss) as a percentage of revenue. EBITDA is defined as net income (loss) before (i) interest expense, (ii) income taxes and (iii) depreciation and amortization . Adjusted EBITDA is defined as EBITDA plus other unusual or nonrecurring income (expenses) such as bad debt expense. Adjusted EBI TDA Margin is defined as Adjusted EBITDA as a percentage of revenue. Adjusted Cost of Sales, Adjusted Gross Profit (Loss), Adjusted Gross Margin, EBITDA, and Adjusted EBITDA are not prepared in acc ordance with GAAP and that may be different from non - GAAP financial measures used by other companies. These measures should not be considered as measures of financial perfo rmance under GAAP, and the items excluded from or included in these metrics are significant components in understanding and assessing EVgo’s financial performance. These metrics should not be considered as alternatives to net income (loss) or any other performance measures derived in accordance with GAAP.

CONFIDENTIAL | 1 Strategic Overview Cathy Zoi, CEO 4

Proprietary and Confidential - Do not Distribute Strategic Overview and Key Updates 5 Q3'21 was EVgo's highest network throughput quarter ever, with 8.0 gigawatt - hours of network demand, representing 31% QoQ growth Stalls in operation reached 1,595 at the end of Q3, with 47 new stalls in operation in 9 metro - markets, and Active E&C pipeline reached nearly 2,500 stalls, up from ~2,100 stalls at the end of last quarter Expanded agreement with GM, adding 500 DC stalls to extend partnership, bringing total program to 3,250 DC stalls by 2025 QoQ Revenue growth of 29%, driven by retail (28% QoQ growth) and fleet segments’ performance (26% QoQ growth) EVgo added ~36,000 new customer accounts in Q3, bringing total customer accounts to ~310,000, with US EV sales reaching an estimated 130,000 in the quarter and 340,000 YTD, in spite of global supply chain issues Increasing 2021 full - year guidance, driven by higher network throughput

Proprietary and Confidential - Do not Distribute 6 Recent Strategic Highlights Focusing on the customer through innovation • Introduction of EVgo Optima TM - a sophisticated fleet management software platform that includes optimization of energy demand, cost structures, and grid conditions that are integrated with fleet operational needs • Growth in fleet leadership , with new partnerships announced with General Motors, Merchants Fleet, Electric Last Mile Solutions and a large trucking company partner spanning light and medium - duty vehicles • Launch of comprehensive loyalty and pricing programs as well as per transaction billing designed to deepen relationship with customers, incentivize use of EVgo’s charging network and improve customer experience • New agreement with Sacramento Metropolitan Air Quality Management District (SMAQMD) to provide EVgo charging credits for low - income Californians reenforcing EVgo commitment to environmental justice

CONFIDENTIAL | 2 Financial and Operational Overview Olga Shevorenkova, CFO 7

Proprietary and Confidential - Do not Distribute 8 Key Operational Highlights Expanding Customer Base with more than 310,000 customer accounts at the end of Q3 2021, driven by strong EV sales And a Growing Network Throughput, 31% QoQ sequential growth driven by the accelerating EV adoption and ongoing COVID recovery 4.8 2.7 4.0 4.2 4.1 6.1 8.0 14,496 6,692 13,321 15,379 18,961 34,618 36,368 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 GWh Throughput New Customers

Proprietary and Confidential - Do not Distribute 9 Quarterly Revenue Update ($ in ‘000s) • Revenue growth of 29% QoQ • Revenue on track to meet or exceed full - year targets • Retail, Fleet and Ancillary segments are key contributors to the growth Revenue Breakdown ($ in ‘000s) • Fleet charging revenue growth driven by increases in both public charging and dedicated fleet charging on our autonomous vehicle sites • Retail charging continued to show strength driven by new customer accounts on our network • Ancillary revenue driven by the inclusion of Recargo acquired on July 9 th , 2021 Financial Highlights Q3'21 Q2'21 Q/Q Charging revenue, retail $3,203 $2,499 28% Charging revenue, OEM $151 $150 1% Charging revenue, fleet $688 $546 26% Regulatory credit sales $684 $675 1% Ancillary revenue $1,104 $639 73% Network revenue, OEM $351 $275 28% Total Revenue $6,181 $4,783 29% Note: Fleet charging refers to activity also classified as "commercial" in quarterly filings. $3,853 $2,957 $3,572 $4,194 $4,130 $4,783 $6,181 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Note: Figures may not sum due to rounding.

Proprietary and Confidential - Do not Distribute 10 Quarterly Revenue, Margin and Cash Flow Update Financial Highlights (Cont.) • Change of presentation of certain costs, reclassifying network platform service fees, certain storage and freight costs, pre - operational rent/license fees, call center expenses and certain costs related to field and customer operations from Cost of Sales into G&A Expenses • Adjusted Gross Margin showing improvement QoQ driven by the inclusion of higher margin Recargo revenues • Adjusted EBITDA impacted by operating expense growth as investment in headcount and development efforts accelerate • Capital expenditures accelerate as we execute on our Active E&C pipeline 1. Adjusted Gross Profit / (Loss), Adjusted Gross Margin, Adjusted EBITDA, and Adjusted EBITDA Margin are non - GAAP measures and hav e not been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). For a definition of these non - GAAP measures and a reco nciliation to the most directly comparable GAAP measure, please see “Definition of Non - GAAP Financial Measures” and “Reconciliations of Non - GAAP Measures” included elsewhere in this rel ease. 2. Excludes acquisition cost of Recargo. ($ in 000s) Q3'21 Q2'21 Q3'20 Network Throughput (GWh) 8.0 6.1 4.0 Revenue $6,181 $4,783 $3,572 Cost of Sales (GAAP) Cost of Revenues (excl. D&A shown separately below) ($4,814) ($3,753) ($3,468) Depreciation & Amortization ($3,020) ($2,705) ($2,651) Total Cost of Sales (GAAP) ($7,834) ($6,458) ($6,119) GAAP Gross Profit / (Loss) ($1,653) ($1,675) ($2,547) GAAP G&A Expenses ($20,882)($13,337) ($7,996) GAAP Net Income/(Loss) $23,591 ($18,421) ($7,476) Adj. Gross Profit/(Loss) 1 $1,370 $1,024 $95 Adj. Gross Margin 1 22.2% 21.4% 2.7% Adj. EBITDA 1 ($14,272)($11,009) ($5,407) Q3'21 YTD Cash flow from operations ($16,440)($17,797) Capital expenditures 2 ($16,338)($39,679)

Proprietary and Confidential - Do not Distribute • Helping investors understand income statement items and components • Revenue Breakdown • Adjusted COGS Breakdown • Recent EV rate changes in Arizona, Connecticut, Illinois, California drive ~20% energy cost reduction in those utility territories • Further rate proceedings pending in AZ, OH, MA providing a potential for additional rate relief Financial Highlights (Cont.) Revenue and Adjusted COGS Breakdown 11 Category Contribution Key Drivers Charging ~65% Driven by network throughput Regulatory Credits ~10% Driven by network throughput in eligible states such as CA Ancillary ~15-20% Development and project management, data, advertising, consumer retail Network ~5-10% OEM programs and support Note: Contribution percentages are approximate ranges based on most recent quarterly reporting period. Category Contribution Key Drivers Energy ~45-50% Energy costs Site Costs ~45-50% Maintenance, warranty, site rent, property taxes, payment processing fees Other ~5% Non-charging network costs Note: Contribution percentages are approximate ranges based on most recent quarterly reporting period.

Proprietary and Confidential - Do not Distribute 12 2021 Guidance We are updating key 2021 financial forecast figures: Key Metrics Prior 2021 Guidance Revised 2021 Guidance Network Thoughput 24 GWh 24-26 GWh Revenue $20 million $20-22 million Adjusted EBITDA ($58 million) ($58-54 million) New DC Stalls in Operation in 2021 280-320 DC Stalls Under Construction as of 2021 YE 220-260 YE Operational and Under Construction DC Stalls 1,890-1,970

Proprietary and Confidential - Do not Distribute 3 Appendix Reconciliation of Non - GAAP Measures to GAAP , Summary Financials 13

Proprietary and Confidential - Do not Distribute 14 Reconciliation of Non - GAAP Measures to GAAP Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 GAAP Gross Profit / (Loss) ($1,522) ($2,124) ($2,547) ($2,852) ($1,678) ($1,675) ($1,653) Less: Site Depreciation & ARO Accretion $2,095 $2,255 $2,651 $2,528 $2,447 $2,705 $3,020 Stock Option Expense and Other (1) (13) (9) (9) (6) (6) 3 Adjusted Gross Profit / (Loss) $572 $118 $95 ($333) $763 $1,024 $1,370 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 GAAP COGS $5,375 $5,081 $6,119 $7,046 $5,808 $6,458 $7,834 Less: Site Depreciation & ARO Accretion $2,095 $2,255 $2,651 $2,528 $2,447 $2,705 $3,020 Stock Option Expense and Other (1) (13) (9) (9) (6) (6) 3 Adjusted COGS $3,281 $2,839 $3,477 $4,527 $3,367 $3,759 $4,811

Proprietary and Confidential - Do not Distribute 15 Reconciliation of Non - GAAP Measures to GAAP (cont’d) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Net Income ($14,810) ($10,406) ($7,476) ($15,519) ($16,610) ($18,421) $23,591 + Taxes 8 (1) (11) 7 (1) 1 – + Depreciation, ARO, Amortization 4,202 4,706 5,125 4,999 4,957 5,250 6,414 + Interest Income / Expense 122 280 410 602 876 1,038 (22) EBITDA ($10,478) ($5,421) ($1,952) ($9,911) ($10,778) ($12,132) $29,983 + Bad Debt, Non-Recurring Costs, Other Adj.$5,783 $388 ($3,455) $1,089 $999 $1,123 ($44,255) Adj. EBITDA ($4,695) ($5,033) ($5,407) ($8,822) ($9,779) ($11,009) ($14,272)

Proprietary and Confidential - Do not Distribute Change in Presentation of Certain Costs from COGS into G&A 16 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Adjusted Gross Profit / (Loss) - As Previously Reported * ($441) ($711) ($735) ($1,205) ($162) ($61) $217 Adjusted COGS Reclassification to G&A 1,013 829 830 872 925 1,085 1,153 Adjusted Gross Profit / (Loss) $572 $118 $95 ($333) $763 $1,024 $1,370 * Q3 2021 computed under the original method.

Proprietary and Confidential - Do not Distribute 17 Balance Sheets

Proprietary and Confidential - Do not Distribute 18 Balance Sheets (Cont.)

Proprietary and Confidential - Do not Distribute 19 Statements of Operations

Proprietary and Confidential - Do not Distribute 20 Cash Flow Statements

Proprietary and Confidential - Do not Distribute 21 Cash Flow Statements (Cont.)